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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 1, 2002
                                                         ----------------



                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                       0-19651                   13-3445668
         --------                       -------                   ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)





         5110 Campus Drive
        Plymouth Meeting, PA                                   19462
   ----------------------------------                     ----------------
(Address of Principal Executive Offices)                     (Zip Code)





       Registrant's telephone number, including area code: (610) 941-4020
                                                           ---------------




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ITEM 5.  OTHER EVENTS.


The registrant hereby incorporates by reference the press release dated November 1, 2002 attached hereto as Exhibit 99.1 ("$1.1 Million Grant Awarded to Study Squalamine in Prostate Cancer").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits


         Exhibit
         Number         Description
         ------         -----------

          99.1 Press Release - $1.1 Million Grant Awarded to Study Squalamine in Prostate Cancer.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENAERA CORPORATION
                                         (Registrant)


                                      By: /s/  Christopher P. Schnittker
                                      ----------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer


Dated:  November 4, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

          99.1 Press Release - $1.1 Million Grant Awarded to Study Squalamine in Prostate Cancer.

                                                                    EXHIBIT 99.1

[GENAERA LOGO]


                                                           FOR IMMEDIATE RELEASE
CONTACT:

GENAERA CORPORATION               THE TROUT GROUP/BMC COMMUNICATIONS
Jennifer Bilotti                  Jonathan Fassberg ext. 16 (investor inquiries)
(610) 941-4020                    Brad Miles ext. 17 (media inquiries)
www.genaera.com                   (212) 477-9007
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        $1.1 MILLION GRANT AWARDED TO STUDY SQUALAMINE IN PROSTATE CANCER

      -GENAERA'S ANTI-ANGIOGENIC AGENT EVALUATED IN ADDITIONAL INDICATION-

PLYMOUTH MEETING, PA, NOVEMBER 1, 2002--Genaera Corporation (NASDAQ: GENR) today announced that a grant of $1.1 million has been awarded by the United States Department of Defense, Army Medical Research and Materiel Command (USAMRMC), to Mitchell H. Sokoloff, MD, of the University of Chicago School of Medicine, for the first clinical trial of squalamine in the treatment of prostate cancer. The grant, entitled "Neoadjuvant Anti-Angiogenesis Therapy for Prostate Cancer", will support a Phase 2 clinical trial. The trial is designed as an open-label randomized study to evaluate the activity and tolerability of squalamine in conjunction with anti-androgen therapy in patients undergoing radical prostatectomy. Up to 132 patients will receive weekly dosing of squalamine (100 mg/m2) for either 6 or 12 weeks. The trial is expected to commence in the near-term after required clinical administrative initiation procedures are completed. In preclinical studies, as previously presented by Dr. Sokoloff at the American Association for Cancer Research (AACR) meeting, squalamine eradicated established tumors in human prostate cancer-xenografted mice when applied in conjunction with androgen ablation. Funding also supports adjunct research studies to investigate the anti-angiogenic effects of squalamine treatment on the surgically removed prostate cancers.

"I am most excited to be evaluating squalamine in its first clinical trial in prostate cancer, particularly in the setting of neoadjuvant therapy for patients at high risk for disease recurrence," commented Dr. Sokoloff, Director of Urologic Oncology in the Section of Urology at the University of Chicago School of Medicine, and lead investigator for the trial. "The study design was suggested by our preclinical results with squalamine. The use of medications prior to prostate cancer surgery has not been fully explored, and squalamine anti-angiogenic therapy combined with androgen ablation is a promising approach. We are targeting a population of men with prostate cancer who are at increased risk of recurrence after either surgery or radiation. I truly believe that this study will help a group of men currently inadequately treated for their cancer."

Roy C. Levitt, MD, President and Chief Executive Officer of Genaera, commented, "We continue to be encouraged by the results with squalamine in clinical trials to date, and are pleased to add prostate cancer to the clinical development program for squalamine. With its unique mechanism of action, squalamine has demonstrated potent anti-angiogenic activity in preclinical models of prostate cancer, which we hope to see in this clinical trial."

Squalamine is the first clinical drug candidate in a class of naturally occurring, pharmacologically active, small molecules known as aminosterols.
Squalamine is a potent anti-angiogenic molecule with a unique multi-faceted mechanism of action that blocks the action of a number of angiogenic growth factors, including vascular endothelial growth factor (VEGF). The Company has performed clinical trials evaluating squalamine in the treatment of non-small cell lung cancer, ovarian cancer, and other adult solid tumors. Genaera also is developing squalamine in clinical trials for age related macular degeneration, the leading cause of blindness in the United States.

Prostate cancer is the second leading cause of cancer death in men. In 2002, an estimated 189,000 men will be diagnosed with prostate cancer.

The USAMRMC has been entrusted by Congress to manage special programs. The funds for the Congressional Special Interest Medical Programs (CSI) are not in the President's Budget; they are added to the Department of Defense Budget by Congress. Since 1990, the USAMRMC has managed over 100 CSI programs totaling over $3 billion. The USAMRMC's vision for CSI programs is to ensure the sponsorship of good science, advanced development and procurement, as requested by Congress, that can benefit the Department of Defense and the civilian sector.

Genaera Corporation is a biopharmaceutical company committed to developing medicines for serious diseases from genomics and natural products. Research and development efforts are focused on anti-angiogenesis and respiratory diseases. Genaera has four products in development addressing substantial unmet medical needs in major pharmaceutical markets. These include squalamine, an anti-angiogenesis treatment for cancer and eye disease; interleukin-9 antibody, a respiratory treatment based on the discovery of a genetic cause of asthma; and LOMUCIN(TM), a mucoregulator to treat the overproduction of mucus and secretions involved in many forms of chronic lung disease.

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management's current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding the preliminary results and future clinical development plans and prospects for squalamine (for prostate cancer, lung cancer, macular degeneration and in other indications), and other product development programs. You may identify some of these forward looking-statements by the use of words in the statements such as "anticipate," "develop," "continuing," and "progress," or other words of similar meaning. Genaera's actual results and performance could differ materially from those currently anticipated and expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to, Genaera's history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera's product candidates, including squalamine and LOMUCIN(TM), may not be successful; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; Genaera's reliance on its collaborators, including MedImmune, in connection with the development and commercialization of Genaera's product candidates; market acceptance of Genaera's products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology industry; and the other risks and uncertainties discussed in this announcement and in Genaera's filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.